Acquisition of remaining interest in the Rosemont project	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about business combination [abstract]
Acquisition of remaining interest in the Rosemont project [Text Block]

5. Acquisition of remaining interest in the Rosemont project

In March 2019, the Company entered into an agreement with United Copper & Moly LLC ("UCM") to purchase    UCM's remaining 7.95% interest in the Rosemont project, and to terminate all of UCM's remaining earn-in and off-take rights. The acquisition was completed on April 25, 2019.

Upfront cash consideration of $45,000 was paid on April 25, 2019, and the Company also committed to pay three annual installments of $10,000 per year, commencing July 1, 2022.

To facilitate an orderly acquisition of UCM's interest in Rosemont, the Group, immediately prior to closing the acquisition, agreed to release UCM from repayment obligations under an intercompany Rosemont project loan in exchange for an increase in equity interest in Rosemont.  As a result, the loan receivable balance of $25,978 was written off. The Group recognized the loss on the loan receivable in the income statement (refer to Note 6d). In addition, in order to recognize previously unfunded contributions to the Rosemont Project due from UCM, the Group recognized an increase to other capital reserves, a component of shareholder's equity.

The acquisition provides Hudbay with 100% ownership of Rosemont, allowing greater strategic flexibility with respect to capital structure and project financing alternatives. In exchange for acquiring the percentage ownership not already owned by Hudbay, the Group paid:

Cash	$45,000
Present value of future cash installments	23,557
Total consideration	$68,557

As part of the increase in ownership of the Rosemont Project, Hudbay acquired and assumed the following assets and liabilities, which represented the fair value of the assets and liabilities not already owned by Hudbay at the time of transaction:

Current assets	$343
Non-current assets	68,904
Liabilities	(690)
Net assets acquired	$68,557